UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2021

ATAI LIFE SCIENCES N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-40493	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Mindspace

Krausenstraße 9-10

10117 Berlin, Germany

(Address of principal executive offices) (Zip Code)

+49 89 2153 9035

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, €0.10 par value per share	ATAI	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On December 15, 2021, ATAI Life Sciences N.V. (the “Company”) issued a press release announcing that certain of the Company’s shareholders have entered into extended lock-up agreements (the “Extended Lock-Ups”). A copy of the press release is being furnished to the Securities and Exchange Commission (“SEC”) as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 7.01.

As previously disclosed, in connection with the Company’s initial public offering (“IPO”) its managing directors, supervisory directors and the holders of substantially all of the Company’s common shares agreed, subject to certain exceptions, to a lock-up period of 180 days after the date of the Company’s final prospectus dated June 17, 2021, filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).

Under the Extended Lock-Ups, holders of approximately 30% of the Company’s outstanding common shares have agreed that they will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the Company’s common shares or securities convertible into or exchangeable or exercisable for any of the Company’s common shares (the “Lock-Up Securities”), enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Company’s common shares, whether any of these transactions are to be settled by delivery of the Company’s common shares or other securities, in cash or otherwise, or publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of the Company for a period of one year after the date of Extended Lock-Ups (with the exception of the Extended Lock-Up entered into with entities affiliated with Apeiron Investment Group Ltd. (“Apeiron”), which extends for a period of two years after the date of the Extended Lock-Up (the “Apeiron Lock-Up Period”)).

The restrictions set forth above are subject to certain exceptions and will not apply to: (A) securities acquired in the IPO or in open market transactions after the completion of the IPO, (B) bona fide gifts, (C) transfers to any beneficiary pursuant to a will, other testamentary document or intestate succession to the legal representatives, heirs, beneficiaries or immediate family members of the signatory of the Extended Lock-Ups, (D) transfers to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the signatory of the Extended Lock-Ups, (E) distributions to limited partners, members or stockholders of the signatory of the Extended Lock-Ups, (F) transfers to affiliates or any investment fund controlled or managed by the signatory of the Extended Lock-Ups, (G) transfers to the nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (B) through (F), (H) transfers pursuant to an order of a court or regulatory agency, including a domestic relations order or negotiated divorce settlement or to comply with any regulations related to the ownership of the common shares by the signatory of the Extended Lock-Ups, (I) transfers pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of the Company’s common shares involving a change of control of the Company that has been approved by the Company’s board of directors, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the common shares of the signatory of the Extended Lock-Ups shall remain subject to the provisions of the Extended Lock-Ups and certain other conditions, (J) the execution by a signatory of the Extended Lock-Ups of a written trading plan (“Rule 10b5-1 Plan”) established pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) during the restricted period, provided that no direct or indirect sales or transfers of common shares shall be made pursuant to such Rule 10b5-1 Plan prior to the expiration of the restricted period and no such filing under the Exchange Act or other public announcement shall be required or voluntarily made by the signatory of the Extended Lock-Ups or any other person in connection therewith prior to the expiration of the restricted period, (K) existing or ordinary course pledges of common shares to secure obligations under bona fide margin loans, (L) the conversion of outstanding convertible notes of ATAI Life Sciences AG into the Company’s common shares and the common shares received upon such conversion pursuant to the terms thereof, and (M) any transfers effected with the prior written consent of the Company.

Notwithstanding the foregoing, 180 days after the date of the Extended Lock-Ups (the “Partial Release Date”), signatories of the Extended Lock-Ups, other than Apeiron or its affiliates, may transfer up to 40% of the aggregate number of Lock-Up Securities then held by the signatory of the Extended Lock-Ups and may transfer up to an additional 10% of the aggregate number of Lock-Up Securities held by the signatory of the Extended Lock-Ups as of the Partial Release Date following each one-month period after the Partial Release Date.

In addition, notwithstanding the foregoing, if the trading price per share of the Company’s common shares on the Nasdaq Global Market is at least $25.00 per share for any twenty (20) consecutive trading day period following the date of the Extended Lock-Ups (the last day of such twenty consecutive day trading period, the “Earliest Release Date”), the Apeiron Lock-Up Period will automatically end on the latest to occur of (i) the one-year anniversary of the date of Extended Lock-Ups or (ii) the Earliest Release Date.

The information contained in Item 7.01 of this Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly provided by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “initiate,” “could,” “would,” “project,” “plan,” “potentially,” “preliminary,” “likely,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements include express or implied statements relating to, among other things: continued investor confidence in our platform and its potential to serve the growing mental health crisis; the success, cost and timing of development of our product candidates; and our business strategy and plans. The forward-looking statements in this press release are neither promises nor guarantees, and you should not place undue reliance on these forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, many of which are beyond our control and which could cause actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including without limitation the important factors described in the section titled “Risk Factors” in our final prospectus, dated June 17, 2021, filed with the Securities and Exchange Commission (“SEC”) pursuant to Rule 424(b) under the Securities Act, and in our other filings with the SEC, that may cause our actual results, performance or achievements to differ materially and adversely from those expressed or implied by the forward-looking statements. Any forward-looking statements made herein speak only as of the date of this press release, and you should not rely on forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, performance, or achievements reflected in the forward-looking statements will be achieved or will occur. Except as required by applicable law, we undertake no obligation to update any of these forward-looking statements for any reason after the date of this press release or to conform these statements to actual results or revised expectations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following Exhibit 99.1 relating to Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Press Release of ATAI Life Sciences N.V. dated December 15, 2021

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATAI LIFE SCIENCES N.V.

Date: December 15, 2021	By:	/s/ Florian Brand
Florian Brand
Chief Executive Officer